

LITHIA

Q1’12 COMPANY UPDATE

DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding second quarter and full year 2012 results, the effect of acquisitions on annual revenues, 2012 free cash flows, future performance of acquired stores and the sustainability of future incremental operating leverage. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "will." These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A, adjusted SG&A as a percentage of gross profit, adjusted income from operations and adjusted pre-tax margin. These measures exclude certain items disclosed in the attached appendix. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the appendix to this presentation. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, income from continuing operations before income taxes, income from operations or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.

1947 Photo


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
US ROYAL

THE BEGINNING: SINCE 1946

FOUNDED IN ASHLAND, OREGON




Seattle [3]
Spokane [4]
WASHINGTON
Tri-Cities [1]
Portland [5]
Eugene/Springfield [3]
Roseburg [2]
Grants Pass [1]
Medford [3*]
Klamath Falls [2]
Bend [2]
OREGON
IDAHO
Boise [1]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
Eureka [1]
Redding [2]
NEVADA
Reno [4]
Santa Rosa [1]
Seaside [2]
Fresno [5]
CALIFORNIA
IOWA
Ames [2]
Des Moines [3]
Santa Fe [1]
NEW MEXICO
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Primarily exclusive franchises



LITHIA MOTORS OVERVIEW

83 DEALERSHIPS, 11 STATES, 25 BRANDS

LITHIA MOTORS OVERVIEW

BRAND MIX AND STATE COMPOSITION

Brand Mix



Chrysler, 32%
GM, 14%
Toyota, 13%
Subaru, 7%
BMW, 7%
Honda, 6%
Ford, 6%
Hyundai, 5%
Nissan, 3%
Mercedes, 3%
Other, 4%

Note: Brand mix based on new vehicle units sales for the quarter ended March 31, 2012

State Mix



Oregon, 22%
California, 10%
Washington, 9%
Alaska, 9%
Montana, 8%
Idaho, 5%
Nevada, 5%
North Dakota, 2%
Iowa, 5%
New Mexico, 1%
Texas, 24%

Note: State mix based on revenue for the quarter ended March 31, 2012



SECTOR STRENGTHS

STABLE, PROFITABLE INDUSTRY



Auto Retailers
Pre-tax Income %
2.0%
1.9%
1.5%
4.8%
2.1%
5.7%
2.5%
(2.9)%
(15.0)%
(10.2)%
Auto Manufacturers
2007
2008
2009
2010
2011
SAAR
16.1
13.2
10.4
11.6
12.7

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Auto manufacturers include Ford and GM for all periods, and Chrysler for 2010 & 2011. Auto retailer average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.

Q1'12 Profitability Mix



New Vehicles
Used Vehicles
F&I and Other
Service, Body & Parts
53.3%
30.3%
5.0%
11.4%
24.4%
22.9%
20.2%
32.5%
Significant gross profit contribution
Revenue
Gross Profit

Note: Used vehicles includes both used retail and wholesale vehicles. Revenues and gross profit based on the three months ended March 31, 2012.

- Retailers remain profitable due to variable cost structure
- Business enables quick response to market conditions

- Diverse revenue base
- Service business is stable and counter cyclical

4 SEPARATE BUSINESSES PROVIDE DIVERSIFICATION

SIGNIFICANT EXTERNAL SUPPORT

- Incentives support inventory value
- National advertising campaigns
- Warranties provide ongoing revenue
- Support consumer, real estate & inventory financing

MANUFACTURERS

DEALER ASSOCIATIONS

- Strong state and federal political efforts
- Legal and regulatory support

FRANCHISE LAWS

- Prevent new franchises in existing markets
- Protect dealer agreements

SUBSTANTIAL BENEFITS FOR DEALERS

UNCONSOLIDATED INDUSTRY

Dealerships in the U.S.


21,761
21,461
20,453
18,607
17,653
17,859
2007
2008
2009
2010
2011
2012

Source: Automotive News, number of Light Vehicle Dealerships in the U.S.

Highly Fragmented Sector


Top 10 Dealers 8%
All Other 92%

Source: Automotive News

- $1T automotive retail market
- 17,900 dealerships in the country
- Largest retail sector in the U.S.

ABUNDANT ACQUISITION OPPORTUNITIES


R N D 2

LITHIA'S STRATEGY



LITHIA'S STRATEGY

TARGET EXCLUSIVE FRANCHISES

- Mid-sized, regional markets for domestic and import, metro markets for luxury
- Insulation from competition offers pricing protection

OPERATORS; ENTREPRENEURIAL CULTURE

- Store focused on positive customer experience
- Store ownership of marketing and personnel decisions

STANDARDIZED SYSTEMS AND PROCESSES

- Centralized administrative functions and common measurement
- Best in class information systems

ORGANIC AND ACQUISITION GROWTH

- Increase profitability and diversification
- Less competition with public peers for acquisition targets



Q1’12 RESULTS

Q1'12 FINANCIAL RESULTS


Revenue ($MM)
30%
$582.9
$758.9
Q1 2011
Q1 2012


Adjusted Diluted EPS
82%
$0.33
$0.60
Q1 2011
Q1 2012

Note: See appendix for reconciliation of adjusted diluted EPS

- Increased same store sales 21%
- Grew adjusted EPS over 80%
- Strongest Q1 results in Company history

Q1'12 GROSS PROFIT


Same Store Gross Profit Growth Y-o-Y
19.2%
15.1%
11.8%
17.7%
18.3%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

	Q1'11	Q1'12	Change
New vehicle retail	7.5%	7.7%	20 bps
Used vehicle retail	14.7%	14.8%	10 bps
Used vehicle wholesale	1.4%	1.2%	(20) bps
Service, body and parts	48.5%	48.1%	(40) bps
Overall	**17.4%**	**16.8%**	**(60) bps**

- Insulated markets maintain higher overall gross margin compared to public peers
- Mix shift to vehicle sales reduces overall margin

Q1'12 GROSS PROFIT ANALYSIS

New Vehicle Same Store Gross Profit Change


23.8%
1.4%
2.6%
27.8%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change


15.5%
2.8%
4.0%
22.3%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change


4.6%
0.1%
(0.5)%
4.2%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 28%
- Retail used vehicle same store gross profit up 22%
- Service, body and parts same store gross profit up 4%



NEW VEHICLE SALES

Same Store Sales Growth Y-o-Y


39.6%
21.9%
27.4%
28.4%
25.2%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

Gross Margin Trend


7.5%
8.1%
7.8%
7.6%
7.7%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

- Q1’12 same store sales increased 25%; Q1’11 same store sales increased 40%
- Maintained gross margin despite sales growth

SOLID GROWTH AND PERFORMANCE



USED VEHICLE SALES

Same Store Sales Growth Y-o-Y


16.6%
15.4%
14.2%
21.7%
18.3%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

Used to New Ratio


1.0x
0.9x
0.9x
0.9x
0.9x
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

- As-is vehicle same store sales increased 46% Y-o-Y
- As-is vehicle same store gross margin 20%
- Maintained 0.9:1 used to new ratio

CONTINUED FOCUS AND STRONG EXECUTION



FINANCE AND INSURANCE

Same Store Sales Growth Y-o-Y


36.8%
26.8%
20.8%
38.0%
28.3%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

F&I per Unit Trend


1,014
1,004
1,021
1,061
1,060
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

Penetration Rates	**Q1'11**	**Q1'12**
Arranged Financing	73%	75%
Service Contracts	40%	41%
Lifetime Oil and Filter	38%	37%

Financial Composition	**Q1'11**	**Q1'12**
Sub-Prime <620	12%	15%
Non-Prime 620-680	19%	20%
Prime >680	69%	65%

IMPROVING CREDIT MARKETS



SERVICE, BODY AND PARTS

Same Store Revenue Mix



10.3%
18.3%
17.4%
54.0%
9.2%
17.2%
16.7%
56.9%
8.7%
17.6%
16.2%
57.5%
9.8%
18.3%
14.7%
57.2%
11.1%
19.4%
14.7%
54.8%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Customer Pay
Warranty
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Customer Pay	7.7%	2.0%	2.5%	3.3%	6.3%
Warranty	1.6%	(2.1)%	(4.8)%	(11.6)%	(11.8)%
Wholesale Parts	13.4%	10.3%	9.3%	7.8%	11.0%
Body Shop	16.4%	21.4%	8.9%	10.9%	12.9%
Total	**8.4%**	**4.4%**	**2.9%**	**2.4%**	**4.7%**

- Eleven consecutive quarters of increases in customer pay sales
- Strong performance in Wholesale Parts and Body Shop revenues

OTHER BUSINESS LINES OFFSET WARRANTY DECLINES

SG&A ANALYSIS



Adjusted SG&A as a % of Gross Profit
82.6%
75.9%
72.2%
Q1'10
Q1'11
Q1'12

% of Gross Profit	**Q1'11**	**Q1'12**	**Change**
Personnel	48.7%	47.1%	(160) bps
Advertising	5.5%	5.1%	(40) bps
Rent	3.2%	3.4%	20 bps
Facility Cost	6.5%	4.9%	(160) bps
Other	12.0%	11.7%	(30) bps
Total	**75.9%**	**72.2%**	**(370) bps**

Note: See appendix for reconciliation of adjusted gross profit and adjusted SG&A

- Lowest Q1 SG&A as a % of gross profit in Company history
- Centralized administration increases efficiency

IMPROVING LEVERAGE AS VOLUME RETURNS

Q4'11 GROSS PROFIT RETENTION

$MM	Q1'11	Q1'12	% Change
Gross Profit	**$101.6**	**$127.9**	**25.9%**
Personnel	$49.4	$60.2	21.8%
Advertising	$5.6	$6.5	16.2%
Rent	$3.3	$4.3	31.6%
Facility Cost	$6.6	$6.2	(4.6)%
Other	$12.2	$15.0	22.9%
Adj SG&A	**$77.1**	**$92.3**	**19.7%**

Note: See appendix for reconciliation of adjusted gross profit and adjusted SG&A

Q1'12 Incremental Throughput	$MM
Change in Gross Profit	$26.3
Change in Adj SG&A	$15.2
% Incremental Throughput	42%
Same Store Adjustment	14%
Same Store % Incremental Throughput	**56%**

- Acquisition activity reduces throughput; same store incremental throughput estimated at 56% for Q1'12

TARGET 50% INCREMENTAL THROUGHPUT



CAPITAL DEPLOYMENT

Funds for Growth

($MM)	Q4'11	Q1'12	Change
Cash and Cash Equivalents	$20.9	$9.0	$(11.9)
Availability on Line of Credit	10.4	16.9	6.5
Unfinanced New Vehicles	65.9	76.2	10.3
Total	**$97.2**	**$102.1**	**$4.9**

Capital Uses

($MM)	FY 2011	FCST 2012
Capital Expenditures		
New Facilities and Remodels	$20	$27
HQ Consolidation	8	10
Maintenance Cap Ex	4	6
Total	**$32**	**$43**
Free Cash Flow	**$30**	**$48**

Note: Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

New Credit Facility

- Signed new $650MM 5-year Credit Facility in April 2012
  - $500MM New vehicle floor plan facility
  - $100MM Used vehicle floor plan facility
  - $50MM revolving credit line
- Expected to reduce interest expense $1.7MM per year
- Increased available funds for future investment

FOCUSED ON DISCIPLED CAPITAL ALLOCATION



GROWTH OPPORTUNITIES

Internal Initiatives

- Increase new vehicle sales 5% above market increase
- Increase used vehicle sales through sales of 3 to 7 year old used cars
- Grow customer pay in service, body and parts through advertising, IT initiatives and shorter cycle times

Acquisition Objectives

- Targets for initial investment:
  - 75-100% 5-year after-tax ROE
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of annual revenues
- Seeking up to 20% of any one manufacturer
- Balancing brand mix through acquisitions

STRATEGIC INITIATIVES TO INCREASE REVENUE

ACQUISITION GROWTH

2011 Recap

- BMW/MINI and 2 Mercedes-Benz stores in Portland, OR area
- Subaru/Mitsubishi store in Fresno, CA
- Ford open point in Klamath Falls, OR

2012 Update

- Added Scion franchise in Billings, MT
- Opened stand alone Mini store in Portland, OR
- Opened stand alone Subaru store in Spokane, WA

Klamath Open Point	**$MM**	**Multiple**
Net Invested Capital	$1.6	
Annualized EBITDA	0.5	3.2x
Annualized Revenues*	$20.1	8%

Fresno Acquisition	**$MM**	**Multiple**
Net Invested Capital	$2.5	
Annualized EBITDA	1.1	2.3x
Annualized Revenues*	$28.1	9%

*Assuming steady state 2013 revenues

FINDING OPPORTUNITIES AT COMPELLING PRICES



INCREASED 2012 GUIDANCE

PROJECTED EARNINGS RANGE*:

- Q2'12: $0.60 - $0.62
- FY 2012: $2.45 - $2.53

ASSUMPTIONS

- Total revenues in range of $2.9 to $3.1 billion
- New vehicle same store sales increasing 16.0%
- New vehicle gross margin from 7.6% to 7.8%
- Used vehicle same store sales increasing 13.0%
- Used vehicle gross margin from 14.4% to 14.6%
- Service body and parts same store sales increasing 2.5%
- Service body and parts gross margin from 48.0% to 48.2%
- Finance and insurance gross profit of $1,000 per unit
- Tax rate of 40%
- Average diluted shares outstanding of 26.6 million
- Capital expenditures of $43 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items



APPENDIX

IMPACT OF RISING GAS PRICES

- Spikes cause initial decline in truck sales
- Truck mix recovers before gas price drops



Truck % of Total
Gas Price per Gallon
Truck % of New and Used Sales
80%
70%
60%
50%
40%
30%
Gas Price per Gallon
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
Oct-07
Feb-08
Jun-08
Oct-08
Feb-09
Jun-09
Oct-09
Feb-10
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11
Feb-12

Note: Truck % of total is based on monthly retail new and used unit sales. Gas prices are average monthly price per gallon from US Energy Information Administration

CONSUMERS ADAPT TO INCREASES IN FUEL COST

NEW VEHICLE SUPPLY

New Vehicle Days Supply



120
90
60
30
0
68
24
43
9
58
2
Domestic
Import
Luxury
On-Ground
In-Transit

Note: vehicle days supply are as of March 31, 2012

- Import supply returning to normal
- New vehicle days supply: 61 days
- Used vehicle days supply: 48 days

ADEQUATELY POSITIONED FOR NEAR TERM



SERVICE TREND ANALYSIS

- More older vehicles being serviced
- Increasing average sale per repair order indicates some deferred maintenance recovery

Age of Serviced Vehicles



Avg # of Vehicles Serviced per Month
81,326
78,558
82,887
89,665
88,195
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
24.3%
17.4%
26.3%
32.0%
27.8%
18.9%
28.1%
25.2%
30.7%
20.8%
27.4%
21.1%
34.6%
21.9%
19.7%
23.7%
42.0%
22.1%
16.4%
19.5%
2008
2009
2010
2011
2012

Note: Serviced vehicles defined as count of unique VINs

Average Sale per RO

Model Year (Aged)	2008	2009	2010	2011	2012
6+ Yrs	$323	$300	$301	$317	$328
4-5 Yrs	$308	$281	$286	$309	$316
2-3 Yrs	$256	$253	$263	$283	$246
0-1 Yrs	$223	$217	$221	$226	$223
Total	**$271**	**$262**	**$270**	**$286**	**$294**

BUSINESS REMAINS STABLE DUE TO MIX SHIFT



STABLE BALANCE SHEET

- Acceleration clause for $8.5MM in mortgages triggered with new Credit Facility
- No mortgage maturities in 2012

Future Mortgage Debt Maturities ($MM)



50
40
30
20
10
0
2012
2013
2014
2015
2016
2017
2018
Beyond

MINIMAL NEAR TERM DEBT MATURITIES

CHRYSLER UPDATE

- Majority of Lithia's sales from Ram Pickup and Jeep Units
- 88% increase in Chrysler car and 25% increase in Ram Pickup sales over prior year

Chrysler Unit Sales	**Q1'12**
Ram Pickup	40%
Jeep Models	25%
Charger/Challenger/300	12%
Durango/Journey	7%
Minivan	4%
Other	12%
Total	**100%**

Chrysler Same Store Sales Y-o-Y


62.5%
39.2%
54.1%
41.8%
44.3%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

ENCOURAGING DEVELOPMENTS AND TRENDS

SUPPLEMENTAL INFORMATION
BALANCE SHEET

($K)	As of March 31, 2012	As of December 31, 2011
Assets		
Current Assets:		
Cash and cash equivalents	$ 8,965	$ 20,851
Accounts receivable	111,040	99,407
Inventories, net	559,216	506,484
Deferred income taxes	4,427	4,730
Other current assets	10,618	16,719
Total Current Assets	694,266	648,191
Property and equipment,	379,351	373,779
Goodwill	18,727	18,958
Franchise value	59,095	59,095
Deferred income taxes	30,536	29,270
Other non-current assets	16,752	16,840
Total Assets	$ 1,198,727	$ 1,146,133

($K)	As of March 31, 2012	As of December 31, 2011
Liabilities and Stockholders' Equity		
Current Liabilities:		
Floor plan notes payable	$ 109,628	$ 114,760
Floor plan notes payable: non-trade	263,089	229,180
Current maturities of long-term debt	22,982	8,221
Trade payables	34,934	31,712
Accrued liabilities	77,874	72,711
Total Current Liabilities	508,507	456,584
Long-term debt, less current maturities	262,934	278,653
Deferred revenue	26,820	25,146
Other long-term liabilities	18,787	18,629
Total Liabilities	817,048	779,012
Total Stockholders' Equity	381,679	367,121
Total Liabilities and Stockholders' Equity	$ 1,198,727	$ 1,146,133



($K)	Q1'12
New vehicle	404,288
Used vehicle	195,421
Wholesale used vehicles	34,336
Finance and insurance	25,420
Service, body and parts	86,448
Fleet and other	12,981
Total Revenues	**758,894**
Cost of goods sold	**631,023**
New vehicles	31,126
Retail used vehicles	28,914
Wholesale used vehicles	418
Finance and insurance	25,420
Service, body and parts	41,593
Fleet and other	400
Gross Profit	**127,871**
Asset impairment charges	115
SG&A	91,590
Depreciation and amortization	4,199
Operating Income	**31,967**
Floor plan interest expense	2,950
Other interest expense	2,747
Other income, net	(499)
Income (loss) before taxes	**26,769**
Income tax expense (benefit)	9,973
Income (loss) from continuing operations	**$16,796**

Note: These results for stores classified as discontinued operations have been presented on a comparable basis for all periods

SUPPLEMENTAL INFORMATION

2012 QUARTERLY INCOME STATEMENTS

($K)	Q4'11	Q3'11	Q2'11	Q1'11	FY 2011
New vehicle	$394,570	$383,951	$347,727	$300,640	$1,426,888
Used vehicle	175,284	187,443	176,591	156,478	695,796
Wholesale used vehicles	35,925	36,105	29,153	29,537	130,720
Finance and insurance	22,920	22,747	20,886	19,299	85,852
Service, body and parts	84,799	86,161	80,937	73,761	325,658
Fleet and other	3,980	10,131	17,193	3,142	34,446
Total Revenues	**717,478**	**726,538**	**672,487**	**582,857**	**2,699,360**
Cost of Goods Sold	**600,881**	**604,330**	**555,350**	**481,261**	**2,241,822**
New vehicles	30,035	29,833	28,001	22,606	110,475
Retail used vehicles	23,485	27,148	27,001	22,984	100,618
Wholesale used vehicles	(32)	(82)	268	399	553
Finance and insurance	22,920	22,747	20,886	19,299	85,852
Service, body and parts	39,790	41,874	39,695	35,761	157,120
Fleet and other	399	688	1,286	547	2,920
Gross Profit	**116,597**	**122,208**	**117,137**	**101,596**	**457,538**
Asset impairment charges	504	-	490	382	1,376
SG&A	81,396	86,247	82,768	77,134	327,545
Depreciation and amortization	4,156	4,161	4,217	4,092	16,626
Operating Income	**30,541**	**31,800**	**29,662**	**19,988**	**111,991**
Floor plan interest expense	2,753	2,010	3,359	2,462	10,584
Other interest expense	3,550	3,075	3,011	3,292	12,928
Other income, net	(233)	(215)	(171)	(77)	(696)
Income (loss) before taxes	**24,471**	**26,930**	**23,463**	**14,311**	**89,175**
Income tax expense (benefit)	8,108	10,600	8,777	5,923	33,408
Income (loss) from continuing operations	**$16,363**	**$16,330**	**$14,686**	**$8,388**	**$55,767**

Note: These results for stores classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2011 QUARTERLY INCOME STATEMENTS

($K)	Q4'10	Q3'10	Q2'10	Q1'10	FY 2010
New vehicle	$280,467	$284,391	$263,014	$210,449	$1,038,321
Used vehicle	136,008	154,875	143,227	132,693	566,803
Wholesale used vehicles	27,562	30,204	25,166	22,782	105,714
Finance and insurance	16,776	18,367	15,863	14,268	65,274
Service, body and parts	74,184	74,799	69,227	65,960	284,170
Fleet and other	3,087	3,120	4,699	800	11,706
Total Revenues	**538,084**	**565,756**	**521,196**	**446,952**	**2,071,988**
Cost of Goods Sold	**446,301**	**464,067**	**428,147**	**363,614**	**1,702,129**
New vehicles	21,995	23,550	21,637	17,953	85,135
Retail used vehicles	18,455	22,654	20,746	18,209	80,064
Wholesale used vehicles	(56)	32	298	370	644
Finance and insurance	16,776	18,367	15,863	14,268	65,274
Service, body and parts	34,149	36,650	34,063	32,189	137,051
Fleet and other	464	436	442	349	1,691
Gross Profit	**91,783**	**101,689**	**93,049**	**83,338**	**369,859**
Asset impairment charges	550	-	13,260	1,491	15,301
SG&A	74,751	74,921	72,436	68,725	290,833
Depreciation and amortization	4,109	4,159	4,201	4,685	17,154
Operating Income	**12,373**	**22,609**	**3,152**	**8,437**	**46,571**
Floor plan interest expense	2,117	3,011	2,506	2,691	10,325
Other interest expense	3,719	3,715	3,526	3,585	14,545
Other income, net	(65)	(74)	(213)	(67)	(419)
Income (loss) before taxes	**6,602**	**15,957**	**(2,667)**	**2,228**	**22,120**
Income tax expense (benefit)	2,363	6,485	(1,119)	860	8,589
Income (loss) from continuing operations	**$4,239**	**$9,472**	**$(1,548)**	**$1,368**	**$13,531**

Note: These results for stores classified as discontinued operations have been presented on a comparable basis for all periods

SUPPLEMENTAL INFORMATION

2010 QUARTERLY INCOME STATEMENTS

	Quarterly Same Store Revenue Changes				
	Q4	Q3	Q2	Q1	FY
2012					
New vehicles				25.2%	25.2%
Retail used vehicles				18.3%	18.3%
Wholesale used vehicles				11.2%	11.2%
Finance and insurance				28.3%	28.3%
Service, body and parts				4.7%	4.7%
Fleet and other				235.5%	235.5%
Total				**21.2%**	**21.2%**
2011					
New vehicles	28.4%	27.4%	21.9%	39.6%	28.7%
Retail used vehicles	21.7%	14.2%	15.4%	16.6%	16.9%
Wholesale used vehicles	17.5%	11.5%	12.2%	29.0%	17.0%
Finance and insurance	38.0%	20.8%	26.8%	36.8%	30.1%
Service, body and parts	2.4%	2.9%	4.4%	8.4%	4.4%
Fleet and other	10.2%	223.4%	120.5%	345.4%	132.4%
Total	**22.8%**	**20.6%**	**18.4%**	**28.0%**	**22.2%**
2010					
New vehicles	32.3%	8.4%	27.6%	12.1%	19.6%
Retail used vehicles	20.6%	19.7%	15.5%	22.6%	19.5%
Wholesale used vehicles	52.1%	53.1%	44.4%	40.4%	47.9%
Finance and insurance	32.7%	18.5%	14.7%	2.5%	16.7%
Service, body and parts	5.4%	2.8%	-0.1%	-6.0%	0.5%
Fleet and other	689.5%	325.7%	899.7%	54.8%	470.0%
Total	**26.2%**	**13.0%**	**20.9%**	**12.6%**	**18.0%**

Note: These results for stores classified as discontinued operations have been presented on a comparable basis for all periods

SUPPLEMENTAL INFORMATION
QUARTERLY SAME STORE REVENUE CHANGES

	Quarterly Gross Margins				
	Q4	Q3	Q2	Q1	FY
2012					
New vehicles				7.7%	7.7%
Retail used vehicles				14.8%	14.8%
Wholesale used vehicles				1.2%	1.2%
Finance and insurance				100.0%	100.0%
Service, body and parts				48.1%	48.1%
Fleet and other				3.1%	3.1%
Total				**16.8%**	**16.8%**
2011					
New vehicles	7.6%	7.8%	8.1%	7.5%	7.7%
Retail used vehicles	13.4%	14.5%	15.3%	14.7%	14.5%
Wholesale used vehicles	-0.1%	-0.2%	0.9%	1.4%	0.4%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	46.9%	48.6%	49.0%	48.5%	48.2%
Fleet and other	10.0%	6.8%	7.5%	17.4%	8.5%
Total	**16.3%**	**16.8%**	**17.4%**	**17.4%**	**16.9%**
2010					
New vehicles	7.8%	8.3%	8.2%	8.5%	8.2%
Retail used vehicles	13.6%	14.6%	14.5%	13.7%	14.1%
Wholesale used vehicles	-0.2%	0.1%	1.2%	1.6%	0.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	46.0%	49.0%	49.2%	48.8%	48.2%
Fleet and other	15.0%	14.0%	9.4%	43.6%	14.4%
Total	**17.1%**	**18.0%**	**17.9%**	**18.6%**	**17.9%**

Note: These results for stores classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY GROSS MARGINS

($K)	QTD 3/31/2012 As reported	Asset impairments and disposal gain	Equity Investment	Tax attribute	QTD 3/31/2012 Adjusted
Other asset impairments	115	(115)	-	-	-
Selling, general and administrative	91,590	739	-	-	92,329
Income from operations	31,967	(624)	-	-	31,343
Other income, net	499	-	(244)	-	255
Income from continuing operations before income taxes	26,769	(624)	(244)	-	25,901
Income taxes	(9,973)	244	95	(494)	(10,128)
Net income from continuing operations	16,796	(380)	(149)	(494)	15,773
Diluted earnings per share from continuing operations	0.63	(0.01)	(0.01)	(0.01)	0.60
Diluted share count	26,478				

GAAP RECONCILIATION

2012 ADJUSTED INCOME STATEMENT DETAIL

($K)	YTD 12/31/2011 As reported	Asset impairments and disposal gains/losses Q1	Q2	Q4	Reserve Adjustments Q4	Stock based comp shortfall Q1	Q2	YTD 12/31/2011 Adjusted
Gross Profit	457,538	-	-	-	950	-	-	458,488
Other asset impairments	1,376	(382)	(490)	(504)	-	-	-	-
Selling, general and administrative	327,545	-	580	6,301	-	-	-	334,426
Income from operations	111,991	382	(90)	(5,797)	950	-	-	107,436
Income from continuing operations before income taxes	89,175	382	(90)	(5,797)	950	-	-	84,620
Income taxes	(33,408)	(153)	37	1,889	(359)	186	(186)	(31,994)
Net income from continuing operations	55,767	229	(53)	(3,908)	591	186	(186)	52,626
Diluted earnings per share from continuing operations	2.09	0.01	-	(0.15)	0.02	0.01	(0.01)	1.97
Diluted share count	26,664							

GAAP RECONCILIATION

2011 ADJUSTED INCOME STATEMENT DETAIL



($K)	YTD 12/31/2010 As reported	Asset impairments and disposal gains/losses			Reserve adjustments			YTD 12/31/2010 Adjusted
		Q1	Q2	Q4	Q1	Q2	Q4	
Gross Profit	369,860	-	-	-	-	-	1,040	370,900
Other asset impairments	15,301	(1,491)	(13,260)	(550)	-	-	-	-
Selling, general and administrative	290,833	374	(2)	47	(258)	(1,076)	96	290,014
Income from operations	46,572	1,117	13,262	503	258	1,076	944	63,732
Income from continuing operations before income taxes	22,120	1,117	13,262	503	258	1,076	944	39,280
Income taxes	(8,589)	(429)	(5,219)	(68)	(95)	(516)	(171)	(15,087)
Net income from continuing operations	13,531	688	8,043	435	163	560	773	24,193
Diluted earnings per share from continuing operations	0.51	0.02	0.31	0.02	0.01	0.02	0.03	0.92
Diluted share count	26,279							

GAAP RECONCILIATION

2010 ADJUSTED INCOME STATEMENT DETAIL

